RESEARCH AND DEVELOPMENT EXPENSES, NET	12 Months Ended
Dec. 31, 2023
Research And Development Expenses [Abstract]
RESEARCH AND DEVELOPMENT EXPENSES, NET
NOTE 22 - RESEARCH AND DEVELOPMENT EXPENSES, NET:

	For the year ended
	December 31, 2023	December 31, 2022	December 31, 2021

Salaries and related expenses, including Stock Based Compensation	23,450	21,923	18,810
Chip pre-production and Development tools	9,917	7,214	12,936
Government support and grants	(4,241)	(12,295)	(13,802)

Total	29,126	16,842	17,944